UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT JOINT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

Commission File No. 1-6776

Centex Corporation

A Nevada Corporation
IRS Employer Identification No. 75-0778259
2728 N. Harwood
Dallas, Texas 75201
(214) 981-5000

Commission File Nos. 1-9624 and 1-9625, respectively

3333 Holding Corporation
A Nevada Corporation
Centex Development Company, L.P.
A Delaware Limited Partnership

IRS Employer Identification Nos. 75-2178860 and 75-2168471, respectively
2728 N. Harwood
Dallas, Texas 75201
(214) 981-6770

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
SIGNATURES

     Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     In connection with the proposed spin-off by Centex Corporation (“Centex”) of the common stock of Centex Construction Products, Inc. (“CXP”) held by Centex to the stockholders of Centex, the Profit Sharing and Retirement Plan of Centex Corporation and the Centex Ventures Profit Sharing and Retirement Plan (the “Plans”) will temporarily suspend transactions by plan participants in the Centex Corporation Common Stock Fund (the “Common Stock Fund”), a fund that invests in the common stock, par value $.25 per share, of Centex. As a result of the suspension, participants in the Plans temporarily will be unable to (1) direct or diversify investments in the Common Stock Fund, (2) obtain loans from the Plans involving the Common Stock Fund or (3) obtain distributions from the Plans involving the Common Stock Fund. The time during which participants will be unable to exercise their rights otherwise available under the Plans is referred to as the “Blackout Period”.

     The Blackout Period is expected to begin on January 15, 2004 and is expected to end no later than the week of February 15, 2004. The Blackout Period may end earlier if the administrative processing required under the Plans as a result of the CXP spin-off is complete. During these weeks, participants in the Plans can determine whether the Blackout Period has started or ended by contacting Fidelity Investments at 1-800-835-5095.

     In addition, during the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder of Centex or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting the Director of Employee Services of Centex Corporation, 2728 North Harwood, Dallas, Texas 75201, telephone number (214) 981-5000.

     The name, address and telephone number of the person designated by the registrants to respond to inquiries about the Blackout Period is Donna Roach, Centex Corporation, 2728 North Harwood, Dallas, Texas 75201, telephone number 214-981-6667.

     The registrants received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 with respect to the Blackout Period on December 15, 2003. The registrants have notified their directors and executive officers that they will be subject to the restrictions imposed by Regulation BTR under the Securities Exchange Act of 1934 during the Blackout Period.

     The foregoing information is provided pursuant to Regulation BTR under the Securities Exchange Act of 1934.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:		/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Executive Vice President, Chief Legal Officer and Secretary

3333 HOLDING CORPORATION

By:		/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Secretary

CENTEX DEVELOPMENT COMPANY, L.P.
By:		3333 Development Corporation, General Partner

	By:	/s/ Raymond G. Smerge

Name: Raymond G. Smerge
Title: Secretary

Date: December 19, 2003.

3